Quarterly Holdings Report
for
Fidelity® Sustainable Emerging Markets Equity Fund
January 31, 2023
MAR-NPRT1-0423
1.9904434.100
Common Stocks - 90.4%
	Shares	Value ($)
Bermuda - 0.8%
Credicorp Ltd. (United States)	188	25,248
Kunlun Energy Co. Ltd.	24,559	19,369
TOTAL BERMUDA		44,617
Brazil - 2.0%
Localiza Rent a Car SA	4,435	51,730
Localiza Rent a Car SA	12	100
Localiza Rent a Car SA ADR	1,948	22,892
Pet Center Comercio e Participacoes SA	3,600	5,134
Raia Drogasil SA	3,776	18,470
Suzano Papel e Celulose SA	1,369	12,503
TOTAL BRAZIL		110,829
Cayman Islands - 23.1%
Alibaba Group Holding Ltd. (a)	13,815	189,938
Alibaba Group Holding Ltd. sponsored ADR (a)	196	21,599
Chailease Holding Co. Ltd.	5,313	40,005
Hansoh Pharmaceutical Group Co. Ltd. (b)	3,575	7,317
JD.com, Inc. sponsored ADR	1,237	73,639
Li Ning Co. Ltd.	2,500	24,714
Meituan Class B (a)(b)	3,873	86,584
NetEase, Inc. ADR	1,024	90,737
New Horizon Health Ltd. (a)(b)	2,663	10,365
Pinduoduo, Inc. ADR (a)	892	87,398
Sea Ltd. ADR (a)	580	37,381
Shenzhou International Group Holdings Ltd.	4,845	61,016
Silergy Corp.	2,229	45,320
Sunny Optical Technology Group Co. Ltd.	2,450	33,068
Tencent Holdings Ltd.	5,980	291,399
Trip.com Group Ltd. ADR (a)	1,376	50,582
Wuxi Biologics (Cayman), Inc. (a)(b)	8,485	70,853
XP, Inc. Class A (a)	1,539	27,425
Zai Lab Ltd. (a)	3,530	14,765
Zai Lab Ltd. ADR (a)	230	9,692
TOTAL CAYMAN ISLANDS		1,273,797
China - 7.2%
China Construction Bank Corp. (H Shares)	170,055	110,075
China Merchants Bank Co. Ltd. (H Shares)	3,954	25,646
China Tourism Group Duty Free Corp. Ltd. (H Shares) (a)(b)	487	14,922
Haier Smart Home Co. Ltd.	7,384	27,233
Kweichow Moutai Co. Ltd. (A Shares)	132	36,203
Ping An Insurance Group Co. of China Ltd. (H Shares)	12,143	94,323
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	601	29,724
Sinopharm Group Co. Ltd. (H Shares)	2,000	4,902
Wuliangye Yibin Co. Ltd. (A Shares)	1,821	56,683
TOTAL CHINA		399,711
Colombia - 0.2%
Bancolombia SA sponsored ADR	274	8,289
Hong Kong - 0.8%
China Resources Beer Holdings Co. Ltd.	4,788	36,045
Sinotruk Hong Kong Ltd.	3,437	5,942
TOTAL HONG KONG		41,987
Hungary - 1.1%
OTP Bank PLC	1,261	37,939
Richter Gedeon PLC	951	21,436
TOTAL HUNGARY		59,375
India - 10.7%
Axis Bank Ltd.	2,267	24,281
Axis Bank Ltd. GDR (Reg. S)	90	4,797
Bharti Airtel Ltd.	4,994	47,157
HDFC Bank Ltd. sponsored ADR	1,255	84,537
HDFC Standard Life Insurance Co. Ltd. (b)	3,567	25,332
Hindustan Unilever Ltd.	509	16,093
Housing Development Finance Corp. Ltd.	1,617	52,166
ICICI Bank Ltd.	4,459	45,718
Infosys Ltd. sponsored ADR	3,675	69,090
Larsen & Toubro Ltd.	2,155	56,219
NTPC Ltd.	6,443	13,523
Reliance Industries Ltd.	577	16,680
Reliance Industries Ltd. sponsored GDR (b)	1,336	76,553
Tata Consultancy Services Ltd.	367	15,180
Tata Steel Ltd.	29,755	43,915
TOTAL INDIA		591,241
Indonesia - 2.5%
PT Bank Central Asia Tbk	100,380	56,967
PT Bank Mandiri (Persero) Tbk	59,032	39,335
PT Bank Rakyat Indonesia (Persero) Tbk	86,035	26,384
PT Telkom Indonesia Persero Tbk	63,190	16,330
TOTAL INDONESIA		139,016
Korea (South) - 15.7%
Db Insurance Co. Ltd.	507	26,986
Hana Financial Group, Inc.	409	16,229
Hansol Chemical Co. Ltd.	134	23,077
Hyundai Fire & Marine Insurance Co. Ltd.	1,097	27,585
Hyundai Mipo Dockyard Co. Ltd. (a)	294	19,284
Hyundai Motor Co.	172	23,419
KB Financial Group, Inc.	160	7,283
LG Chemical Ltd.	188	105,978
LG Energy Solution (a)	69	29,313
LG H & H Co. Ltd.	32	19,377
NAVER Corp.	328	54,423
POSCO	402	98,662
Samsung Electronics Co. Ltd.	5,013	249,394
Shinhan Financial Group Co. Ltd.	517	17,461
SK Hynix, Inc.	1,292	93,354
Woori Financial Group, Inc.	915	9,533
Woori Financial Group, Inc. ADR	1,415	44,841
TOTAL KOREA (SOUTH)		866,199
Mexico - 4.6%
CEMEX S.A.B. de CV sponsored ADR (a)	1,200	6,408
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	521	14,151
Grupo Aeroportuario Norte S.A.B. de CV	4,852	44,244
Grupo Financiero Banorte S.A.B. de CV Series O	9,347	77,529
Wal-Mart de Mexico SA de CV Series V	29,066	113,853
TOTAL MEXICO		256,185
Netherlands - 0.0%
Yandex NV Series A (a)(c)	517	1,773
Philippines - 0.2%
Ayala Land, Inc.	18,054	9,718
Saudi Arabia - 0.6%
Dr Sulaiman Al Habib Medical Services Group Co.	521	32,484
South Africa - 4.5%
Absa Group Ltd.	5,125	58,569
Bid Corp. Ltd.	760	15,659
Gold Fields Ltd. sponsored ADR	1,175	13,442
Impala Platinum Holdings Ltd.	3,157	36,532
MTN Group Ltd.	8,976	75,765
Naspers Ltd. Class N	239	46,208
TOTAL SOUTH AFRICA		246,175
Taiwan - 12.7%
E.SUN Financial Holdings Co. Ltd.	22,596	18,491
eMemory Technology, Inc.	819	44,866
Hon Hai Precision Industry Co. Ltd. (Foxconn)	12,742	42,454
MediaTek, Inc.	2,778	67,061
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,488	508,899
Unimicron Technology Corp.	4,139	19,039
TOTAL TAIWAN		700,810
Thailand - 1.7%
CP ALL PCL (For. Reg.)	25,636	52,083
Kasikornbank PCL (For. Reg.)	3,352	14,869
SCB X PCL (For. Reg.)	3,299	10,510
Thai Beverage PCL	34,118	18,224
TOTAL THAILAND		95,686
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	9,789	22,413
United Kingdom - 0.8%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 11/16/24 (a)(b)	572	28,366
Wuliangye Yibin Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 10/27/23 (a)(b)	558	17,386
TOTAL UNITED KINGDOM		45,752
United States of America - 0.8%
Li Auto, Inc. ADR (a)	1,884	46,912
TOTAL COMMON STOCKS (Cost $4,849,565)		4,992,969

Nonconvertible Preferred Stocks - 1.3%
	Shares	Value ($)
Brazil - 1.3%
Itau Unibanco Holding SA	10,428	52,034
Itau Unibanco Holding SA sponsored ADR	3,960	19,721

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $71,337)		71,755

Money Market Funds - 7.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (d) (Cost $390,399)	390,321	390,399

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $5,311,301)	5,455,123
NET OTHER ASSETS (LIABILITIES) - 1.2% (e)	68,807
NET ASSETS - 100.0%	5,523,930

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	2	Mar 2023	104,460	4,483	4,483

The notional amount of futures purchased as a percentage of Net Assets is 1.9%

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $337,678 or 6.1% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Includes $4,444 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	102,935	1,617,651	1,330,187	3,348	-	-	390,399	0.0%
Total	102,935	1,617,651	1,330,187	3,348	-	-	390,399

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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